UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 25, 2008

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On March 25, 2008, the Compensation Committee of the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) approved discretionary bonus payments for certain of the Company’s named executive officers as follows:

		Discretionary
Named Executive Officer	Title	Bonus Amount
Thomas M. Kennedy	Division President, PacSun	$68,200
Michael L. Henry	Senior Vice President, Chief Financial Officer and Secretary	$18,000
Sally Frame Kasaks, the Company’s Chief Executive Officer, will be paid the minimum guaranteed bonus of $500,000 provided for in her employment agreement for fiscal 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008	Pacific Sunwear of California, Inc.
/s/ MICHAEL L. HENRY
Michael L. Henry
Senior Vice President, Chief Financial Officer and Secretary